EXHIBIT 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Energy Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Asi Shalgi, Chief Executive Officer and President of the Company, and Shlomo Zakai, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Asi Shalgi —————————————— Asi Shalgi Chief Executive Officer and President

By: /s/ Shlomo Zakai —————————————— Shlomo Zakai Treasurer and Chief Financial Officer

Date: August 15, 2011